UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 10, 2014

SENIOR HOUSING PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-15319	04-3445278
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, references to “we” or “our” refer to Senior Housing Properties Trust and its consolidated subsidiaries, and references to “Five Star” refer to Five Star Quality Care, Inc. and its consolidated subsidiaries.

Item 1.01.  Entry into a Material Definitive Agreement.

As previously disclosed in our periodic reports, we and Five Star have entered into three agreements that combine our management agreements with Five Star for communities that include assisted living communities, or the AL Pooling Agreements. The second AL Pooling Agreement previously included the management agreement pursuant to which Five Star manages our assisted living community known as Villa Valencia. On July 10, 2014, we entered into an agreement with Five Star, or the Villa Valencia Agreement, pursuant to which the management agreement for Villa Valencia was removed from the second AL Pooling Agreement as of July 1, 2014. That management agreement continues to be in effect and was not otherwise affected by the Villa Valencia Agreement.

Concurrent and in connection with entering into the Villa Valencia Agreement, we and FVE entered into the Fifth Amendment to the Amended and Restated Master Lease Agreement (Lease No. 4), which amendment we refer to as the Master Lease Amendment, and which lease, as amended by the Master Lease Amendment, we refer to as Lease No. 4.  Pursuant to the Master Lease Amendment, we and Five Star added a third option for Five Star to extend the term of Lease No. 4 from May 1, 2047 to April 30, 2062.  In addition, Five Star exercised the first of its existing options to extend the term of Lease No. 4, extending the term from April 30, 2017 to April 30, 2032.  Under Lease No. 4, Five Star leases 29 senior living communities from us.

Also on July 10, 2014, we entered into an amendment to our management agreements with Five Star that include assisted living communities, or the Amendment to AL Management Agreements, to (i) extend the term of each of the management agreements between us and Five Star for Villa Valencia and the 19 assisted living communities currently included in the second AL Pooling Agreement from December 31, 2031 to December 31, 2033 and (ii) extend the term of the management agreement between us and Five Star for the senior living community known as Willow Pointe, which is currently included in the third AL Pooling Agreement from December 31, 2031 to December 31, 2035. On July 10, 2014, we also entered into an amendment to our management agreements with Five Star that include only independent living communities, or the Amendment to IL Management Agreements, to extend the term of the management agreements between us and Five Star for two independent living communities from December 31, 2031 to December 31, 2032.

The terms of the Villa Valencia Agreement, the Master Lease Amendment, the Amendment to AL Management Agreements and the Amendment to IL Management Agreements were approved by our Independent Trustees and Board of Trustees and by the independent directors and board of directors of Five Star.

The foregoing descriptions of the Villa Valencia Agreement, the Master Lease Amendment, the Amendment to AL Management Agreements and the Amendment to IL Management Agreements are not complete and are subject to and qualified in their entirety by reference to the Villa Valencia Agreement, the Master Lease Amendment, the Amendment to AL Management Agreements and the Amendment to IL Management Agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 99.1, respectively, to this Current Report and incorporated herein by reference.   Copies of our forms of management agreement for our assisted living communities and independent living communities and copies of our leases with Five Star, including Lease No. 4, are publicly available as exhibits to our public filings with the Securities and Exchange Commission, or SEC, and are accessible at the SEC’s website.

Information Regarding Certain Relationships and Related Transactions

For further information about our relationships and transactions with Five Star and others affiliated with or related to Five Star, please see our Annual Report on Form 10-K for the year ended December 31, 2013, or the Annual Report, our definitive Proxy Statement for our 2014 Annual Meeting of Shareholders, or the Proxy Statement, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, or the Quarterly Report, and our other filings with the SEC, including Note 5 to the Consolidated Financial Statements included in the Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of the Annual Report, the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers in the Proxy Statement, Note 10 to the Condensed Consolidated Financial Statements included in the Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of the Quarterly Report. In addition, please see the section captioned “Risk Factors” of the Annual Report for a description of risks that may arise from these transactions and relationships. Our filings with the SEC, including the Annual Report, the Proxy Statement and the Quarterly Report, are available at the SEC’s website at www.sec.gov. Copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website, www.sec.gov.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                        Villa Valencia Agreement, dated July 10, 2014, between SNH SE Tenant Inc. and certain other subsidiaries of Senior Housing Properties Trust and FVE Managers, Inc.

10.2                        Fifth Amendment to Amended and Restated Master Lease Agreement (Lease No. 4), dated July 10, 2014, among certain subsidiaries of Senior Housing Properties Trust, as Landlord, and certain subsidiaries of Five Star Quality Care, Inc., as Tenant.

10.3                        Amendment to AL Management Agreements, dated July 10, 2014, between FVE Managers, Inc. and certain subsidiaries of Senior Housing Properties Trust.

99.1                        Amendment to IL Management Agreements, dated July 10, 2014, between FVE IL Managers, Inc. and certain subsidiaries of Senior Housing Properties Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

By:	/s/ Richard A. Doyle
Name:	Richard A. Doyle
Title:	Treasurer and Chief Financial Officer

Date:  July 10, 2014